Exhibit 99.1
1 Investor presentation Fiscal year 2009 April 1, 2008

2 FORWARD-LOOKING STATEMENTS This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forwardlooking statements. Forward-looking statements are made based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors. Forward looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Our forward-looking statements are also subject to risks and uncertainties which can affect our performance in both the near-and longterm. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing. SAFEHARBOR April 1, 2008

3 EXECUTIVETEAM April 1, 2008 Cary Deacon CEO Reid Porter EVP CFO Brian Burke COO Joyce Fleck President Distribution Gen Fukunaga President FUNimation Cal Morrell President Encore Bob Freese President BCI Ryan Urness General Counsel/IR

4 WHYNAVARRE April 1, 2008 substantially reduced debt net of cash, since FUNimation acquisition from over $100m to approx. $36m successfully implemented new erp systems in order-to-cash area current enterprise ebitda multiple is approx. 3.3 fy 2009 operating cash flow anticipated to be approx. $10 — $15 M range solid & committed management team growth opportunities in our 2 highest margin businesses where we have a leadership share position physical/systems capacity to double current revenue with minimal capex strategic exit of the music business in FY 2008 through a profitable sale Long term goal to grow revenue to $1 billion

5 Continue to transform Navarre into a leading Home Entertainment Publishing & Licensing Company using our highly effective Distribution services operation as a platform. MISSIONSTATEMENT April 1, 2008

6 growth with improving cash flow unwavering commitment to constantly improve distribution efficiencies continuous content acquisition approach licensing • m&a • exclusive distribution build and develop an organization that is In step with a rapidly evolving culture, environments and trends TACTICALPOSITIONING April 1, 2008

7 Critical Elements of Strategic Transformation Publishing — growth via content acquisition & M&A Distribution — optimization and new business music business — exit completed in FY2008 Encore — revitalize sales growth Rebuild BCI Opportunistic joint ventures Digital Distribution — owned content Organization structure for growth CRITICALELEMENTS April 1, 2008

8 d i s t r i b u t i o n s e r v i c e s 3RD PARTY VENDORS RETAIL & WHSLE CUSTOMERS NAVARRESTRUCTURE

9 FINANCIALHISTORY April 1, 2008
Net sales Guidance FY 2009 Growth Estimated FY Growth FY 2007 Growth FY 2006 Growth FY 2005 Growth FY 2004 $470.877 $640 to $670M 2008 -6.9% $698.371 1.8% $686.126 15.3% $596.615 26.7%
A $650.303 G’oss margin 116.702 107,093 91.352 58.021 % of sales 16.7% 15.6% 15.3% 12.3% Total operating expenses 99,399 134,409 81.641 53.954 % of sales 14.2% 15.2% 13.7% 10.8% Income from operations 17,303 2,684 9.711 7,067 Net income $? to S9M $9-$10M B i 4,059 i :J.vv $10,166 $6814 —— —— —— —— —— — EBITDA $28 to $31M 29 M E 28.677 14.510 $13,261 $8.668 Capital expenditure 4M 9M C 7.053 C 2.899 $9.375 D $5.048 D
A — Reflects sale of the music division. Music sales B — Net income includes approx. S2 5M gain from sale of music business in FY 2007 were $53.6M. C — ERP implementation D . Warehouse expansion E-Continuing Oos only

10 BUSINESSCONTRIBUTION April 1, 2008 85% 15% 80% 20% 41% 59% 33% 67% Distribution Publishing/Licensing Current Revenue (FY2008) Current EBITDA (FY2008) long Term plan EBITDA long Term plan sales ebitda multiple — distribution vs publishing

# CUSTOMERSTOP10

April 1, 2008


ALL OTHER CUSTOMERS 19%
BEST BUY/BB.COM 30%
AMAZON 2%
APPLE INC. 3%
TARGET 3%
OFFICE DEPOT 4%
FRY'S 4%
COSTCO 4%
STAPLES.COM 8%
CIRCUIT CITY.COM 9%
WALMART/SAM'S 14%

11

# VENDORSTOP10

April 1, 2008


DELORME
2%
CA
2%
SONY
2%
COREL CORPORATION
2%
FUNIMATION
3%
CHANNEL SOURCE
2%
TOPICS
2%
ROXIO INC
3%
WARNER VIDEO GAMES
2%
ALL OTHERS
41%
TREND MICRO, INC.
6%
ENCORE
5%
WEBROOT SOFTWARE
6%
ADOBE
7%
SYMANTEC
15%

12

13 FUNIMATIONMISSION April 1, 2008 Be the North American market share leader in Anime in all channels. drive growth in profits through great brand management of titles involving acquiring, producing, marketing, licensing and selling titles in a cost effective and high quality manner. goal of $100 + million annual sales.

# FUNIMATION OPPORTUNITIES

April 1, 2008

- Grow dominance in anime market. Depending upon Geneon and ADV situation, we have potential to grow current market share (37%) by 30% - 50%. Use our clout to negotiate better acquisition deals, manage the retail channel and control release strategy.
  $10M annual opportunity.
- Format change to HD provides DVD re-release opportunities. $2M + annual opportunity.
- Release legal subtitle versions first into the market.
- Initiate co-productions to control worldwide IP.
- Digital episode sales should reach $5M in 18 mos
- diversified revenue portfolio/brands vs pre-acquisition

14

15 FUNIMATIONNETWORK April 1, 2008

16 FUNIMATIONFILMS April 1, 2008

17 FUNIMATIONONLINE April 1, 2008

18 FUNIMATIONENTERTAINMENT April 1, 2008 $0 $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 $58 $24 Sales TTM (FEB) Gross Margin

19 Encore is a top-ten PC software publisher Encore the leading 3rd party publisher in North America over competitors such as Nova/Avanquest and Topics. Categories include: · PC Games · Education · Personal Productivity · Business & System Utilities 3rd party publishing partners include: ENCORESOFTWAREVISION April 1, 2008 future contraction at retail and distribution sophistication provides a substantial future for encore’s business model · Riverdeep · Ubisoft · Sony Online Entertainment · Hasbro · US Playing Card Company (Hoyle) · The Generation Network · Prolific Publishing · PC Tools · Punch Software

20 Encore’s vision is to exceed revenues of $100M by: Pursuing a blended strategy of 3rd party licensing, content development and IP ownership to gain better control over our pipeline Accessing multiple platforms, channels and territories Leveraging our current foothold in strong categories, such as Family Entertainment, Desktop Publishing and System Utilities ENCORESOFTWAREVISION April 1, 2008 more software developers will look to managed 3rd party retail solutions and will not invest in distribution requirements for the future

21 ENCOREOVERVIEW April 1, 2008 Encore is a stable, profitable company well-equipped for growth PC software is a $4B industry with pockets of growth Encore already has a foothold in Family Entertainment, a start in System Utilities, and a great platform for growth in Imaging/Graphics Consumers needs are evolving will build Direct To Customer business Direct relationships online for product usage/purchasing

22 ENCORESOFTWARE April 1, 2008 Strategic shift to invest in content development will give greater control of our pipeline and expand our revenue channels will differentiate our 3rd party publishing model from new competition for growth, Encore will build on its current model Augment successful 3rd party publishing model with full service, commission-based model Supplement 3rd party publishing with traditional publishing including content development

23 SOFTWAREOVERVIEW April 1, 2008 PC software overall is a mature, relatively stable ~$4B industry 2007 sales increased overall as a new operating system and major new releases hit retail

24 ENCORESOFTWARE April 1, 2008 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $41 $16 Sales TTM Gross Margin

25 DISTRIBUTIONSERVICES April 1, 2008 Supply chain and logistics expertise State-of-the-art distribution facility · Capacity to grow revenues to $1 billion with minimal additional CapEx for distribution infrastructure · Economies of scale: fixed infrastructure = more profitable growth · Highly automated/efficient returns processing operations Comprehensive array of home entertainment, multimedia products to address retail customers’ needs Respected for taking costs out of customers’ distribution channels · Lower “all-in” cost of getting product to shelf for customer through Navarre distribution Leading Home Entertainment & Software Distributor Increasing vendor and retailer reliance on Navarre through technology and systems integration.

26 Consolidates various product lines into a single shipment Minimizes the number of suppliers required by retailers Improves on-time arrivals of product to customer Leads to better in-stock levels of products Enhances inventory management Allows customers to get product to shelves in a cost effective manner Lowers return rates for customers A 25 year history with major retailers increasing share of market OURADVANTAGES April 1, 2008 What we do Why we do it

27 DISTRIBUTIONSERVICES April 1, 2008 $0 $70 $140 $210 $280 $350 $420 $490 $560 $630 $700 $612 $60 Sales TTM Gross Margin

28 BCIENTERTAINMENTMISSION April 1, 2008 BCI will strive to become the market leader in Latin home video BCI will recapture lost retail space in the value DVD category BCI will continue dominating the Mixed Martial Arts dvd category BCI will return to profitability in FY09

29 BCIENTERTAINMENT April 1, 2008 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $18 $2 Sales TTM Gross Margin

30 CHARTSFINANCIAL April 1, 2008

31 $0M $100M $200M $300M $400M $500M $600M $700M $650M $698M $686M $597M $471M FY 2008 Estimate FY 2007 FY 2006 FY 2005 FY 2004 Sales SALES April 1, 2008

# SALESRESTATEDW/0NEM

April 1, 2008


$650M
$645M
$618M
$534M
$411M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
FY 2008 Estimate
FY 2007
FY 2006
FY 2005
FY 2004
Sales

32

33 GROSSMARGIN $0M $15M $30M $45M $60M $75M $90M $105M $120M $116.7M $107.1M $91.4M $58.0M FY 2007 FY 2006 FY 2005 FY 2004 Gross Margin April 1, 2008

34 EXPENSES $0M $22M $44M $66M $88M $110M $99.4M $104.4M $81.7M $50.9M FY 2007 FY 2006 FY 2005 FY 2004 Expenses April 1, 2008

# OPERATINGINCOME

April 1, 2008


$20M
$18M
$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
$17.3M
$2.7M
$9.7M
$7.1M
FY 2007
FY 2006
FY 2005
FY 2004
Operating Income

35

# EBITDA

April 1, 2008


$29.0M
$28.7M
$14.5M
$13.0M
$8.7M
$30.00M
$25.71M
$21.43M
$17.14M
$12.86M
$8.57M
$4.29M
$0M
FY 2008 Estimate
FY 2007
FY 2006
FY 2005
FY 2004
EBITDA

36

# CAPEX

April 1, 2008



$10.00M
$8.33M
$6.67M
$5.00M
$3.33M
$1.67M
$0M
$4.0M
$9.0M
$7.1M
$2.9M
$9.4M
$5.0M
Forecast 2009
FY 2008 Estimate
FY 2007
FY 2006
FY 2005
FY 2004
CAPEX

37

38 WHYNAVARRE April 1, 2008 substantially reduced debt net of cash, since FUNimation acquisition from over $100m to approx. $36m successfully implemented new erp systems in order-to-cash area current enterprise ebitda multiple is approx. 3.3 fy 2009 operating cash flow anticipated to be approx. $10 — $15 M range solid & committed management team growth opportunities in our 2 highest margin businesses where we have a leadership share position physical/systems capacity to double current revenue with minimal capex strategic exit of the music business in FY 2008 through a profitable sale Long term goal to grow revenue to $1 billion